July 1, 2022

BNY MELLON FUNDS TRUST

-	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Supplement to Current Prospectus

The following information supersedes and replaces the information in the fifth paragraph in the section "Fund Summary – BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund – Portfolio Management" in the prospectus:

Investment decisions for the U.S. Large Cap Equity Strategy have been made since the fund's inception in July 2010 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC).  The members of the Investment Team with the most significant responsibility for day-to-day management of the portion of the fund's assets allocated to this strategy, who are the members of Walter Scott's Investment Executive group are:  Roy Leckie, a director of Walter Scott and co-leader of the IMC; Charlie Macquaker, a director at Walter Scott and co-leader of the IMC; Jane Henderson, the managing director at Walter Scott; Fraser Fox, an investment manager at Walter Scott; and Maxim Skorniakov, an investment manager at Walter Scott.

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The following chart replaces the information related to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund in the chart in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Alicia Levine (investment allocation), Donald M. Sauber and Thomas Lee (Large Cap Core Strategy, Focused Equity Strategy, Large Cap Growth Strategy and Large Cap Dividend Strategy), Thomas Murphy (Large Cap Tax-Sensitive Strategy), John C. Bailer, Brian C. Ferguson and David S. Intoppa (Dynamic Large Cap Value Strategy), John R. Porter III (U.S. Large Cap Growth Strategy) and Fraser Fox, Jane Henderson, Roy Leckie, Charlie Macquaker and Maxim Skorniakov (U.S. Large Cap Equity Strategy)

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The following information supplements and replaces any contrary information in the section "Fund Details – Management – Biographical Information" in the prospectus:

Fraser Fox has been a primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since July 2022.  Mr. Fox is an investment manager at Walter Scott, which he joined in 2003, and is a member of its Investment Executive (IE), a group within Walter Scott including five senior investment professionals.

Jane Henderson has been a primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since the fund's inception in July 2010.  Ms. Henderson is the managing director at Walter Scott, which she joined in 1995, and is a member of its IE, a group within Walter Scott including five senior investment professionals.

Roy Leckie has been a primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since the fund's inception in July 2010.  Mr. Leckie is a director at Walter Scott, which he joined in 1995. He also co-leader of Walter Scott's Investment Management Committee (IMC), a formal sub-committee of Walter Scott's Board, which controls and directs the firm's investment activity and research policy and ensures that all portfolio management requirements are met, and is a member of Walter Scott's IE group within Walter Scott including five senior investment professionals.

Charlie Macquaker has been a primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since the fund's inception in July 2010.  Mr. Macquaker is a director at Walter Scott, which he joined in 1991. He also is co-leader of Walter Scott's IMC, a formal sub-committee of Walter Scott's Board, which controls and directs the firm's investment activity and research policy and ensures that all portfolio management requirements are met, and is a member of Walter Scott's IE, a group within Walter Scott including five senior investment professionals.

Maxim Skorniakov has been a primary portfolio manager of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with respect to the U.S. Large Cap Equity Strategy since July 2022.  Mr. Skorniakov is an investment manager at Walter Scott, which he joined in 2003, and is a member of its IE, a group within Walter Scott including five senior investment professionals.

6296S0722

July 1, 2022

BNY MELLON FUNDS TRUST

-	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Fraser Fox[1]	5	$8.2B	44	$25.5B	138	$50.0B
Maxim Skorniakov[1]	5	$8.2B	44	$25.5B	138	$50.0B

[1]	Because Messrs. Fox and Skorniakov became a primary portfolio managers of TLCMF as of July 1, 2022, their information is as of May 31, 2022.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Fraser Fox	Pooled Investment Vehicles	2	$209M
	Other	14	$7.8B
Maxim Skorniakov	Pooled Investment Vehicles	2	$209M
	Other	14	$7.8B

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Fraser Fox[1]	TLCMF	None
Maxim Skorniakov[1]	TLCMF	None

1 Messrs. Fox and Skorniakov became a primary portfolio managers of TLCMF as of July 1, 2022, and, as of May 31, 2022, they did not own any shares of the fund.

GRP12-SAISTK-0722